SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      September 6, 2002

IntelliCorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13022	94-2756073

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1975 El Camino Real West
Mountain View, California 94040

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:      (650) 965-5500

Item 3. Bankruptcy or Receivership

     On September 6, 2002, IntelliCorp, Inc. (the “Company”) and a wholly owned subsidiary, Megaknowledge, Inc., filed petitions for relief under Chapter 11 of the United States Bankruptcy Code. The filing was made in The United States Bankruptcy Court for the District of Delaware, Case No. 02-12563 (MFW).

Item 5. Other Events

     On September 6, 2002, the Company issued a press release announcing executive management changes and its decision to file for reorganization under Chapter 11. The management team will be comprised of Jeffrey Dalton, Vice President of Global Services; George D’Auteuil, Vice President of Global Marketing and Sales; Jerry Klajbor, Vice President of Finance and Chief Financial Officer; and Chris Trueman, Vice President of Product Development. The Company also announced that Mr. Raymond Moreau has resigned as the Company’s Chief Executive Officer and Member of the Board of Directors in order to pursue other business opportunities. The Company’s press release dated September 6, 2002 is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

99.1	Press Release issued by the Company on September 6, 2002.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

INTELLICORP, INC.

By:	/s/ Jerome F. Klajbor

Jerome F. Klajbor Chief Financial Officer

Date:   September 6, 2002

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EXHIBIT INDEX

99.1	Press Release issued by the Company on September 6, 2002.

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